UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2007

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20410 North 19th Avenue, Suite 200, Phoenix, Arizona	85027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (623) 445-9500

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 26, 2007 , Universal Technical Institute, Inc. (the "Company"), a Delaware corporation, entered into a Second Modification Agreement with Wells Fargo Bank, National Association, modifying the revolving Credit Agreement dated October 26, 2004 as amended, incorporated herein in its entirety by this reference. The Second Modification Agreement is filed herewith as Exhibit 10.1. The description and summary of the Second Modification Agreement set forth under Item 2.03 of this Report, are incorporated herein in their entirety by this reference and are qualified in their entirety by the Second Modification Agreement and the related credit documents.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 26, 2007, the Company signed a second modification to the credit agreement (the "Second Modification Agreement") with Wells Fargo Bank, National Association (the "Lender"), that modified the Credit Agreement dated October 26, 2004 as amended by the Modification Agreement dated July 5, 2006 (as amended, the “Credit Agreement”). The Second Modification Agreement provides for a line of credit up to $30 million and extends the term of the Credit Agreement through October 26, 2009. In addition, the Second Modification Agreement includes certain changes to the financial covenants that the Company must maintain. Under the Second Modification Agreement, the Company must maintain:

▪	Net income after taxes determined for any fiscal year of not less than $7,500,000 for such year;

▪	Net income after taxes for any two consecutive fiscal quarters of not less than $0.00 for such consecutive quarters;

▪	Total Liabilities divided by Tangible Net Worth (each as defined in the Credit Agreement) determined for any fiscal quarter of not greater than 3.00 to 1.00;

▪	Current Ratio (as defined in the Credit Agreement) determined for any fiscal quarter of less than 0.50 to 1.00; and

▪	Tangible Net Worth (as defined in the Credit Agreement) determined as of any fiscal quarter of not less than $35,000,000.

The Company's indebtedness under the Credit Agreement, as modified, is unsecured and is guaranteed, jointly and severally, by its wholly owned subsidiaries.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Second Modification Agreement dated October 26, 2007
10.2
Credit Agreement, dated October 26, 2004, by and between the Registrant and Wells Fargo Bank, National Association (Incorporated by reference to Exhibit 10.1 to the Registrant's Annual Report on Form 10-K dated December 23, 2004.)

10.3
Modification Agreement, dated July 5, 2006 by and between the Registrant and Wells Fargo Bank, National Association (Incorporated by reference to Exhibit 10.2 to a Form 8-K filed by the Registrant on July 7, 2006.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL TECHNICAL INSTITUTE, INC.

Dated: October 26, 2007	By:	/s/ Jennifer L. Haslip
	Name:	Jennifer L. Haslip
	Title:	Senior Vice President and Chief Financial Officer